[LOGO OF D.R. HORTON, INC. APPEARS HERE]

                                December 12, 1997

Dear Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of D.R. Horton, Inc. to be held on Thursday, January 22, 1998, at 9:30 a.m., Central time, at the corporate offices of D.R. Horton, Inc., 1901 Ascension Blvd., Suite 100, Arlington, Texas.

     At the meeting, stockholders will be asked to elect nine directors for the ensuing year, to approve an amendment to the D.R. Horton, Inc. 1991 Stock Incentive Plan and to transact such other business as may properly be brought before the meeting. A form of proxy on which to indicate your vote and an envelope, postage prepaid, in which to return your proxy are enclosed.

     While we would like to have each of you attend the meeting and vote your shares in person, we realize this may not be possible. However, whether or not you plan to attend the meeting, your vote is very important. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. If you decide later to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

     If you desire any additional information concerning the meeting or the matters to be acted upon thereat, we would be glad to hear from you.

                                       Sincerely,
                                       DONALD R. HORTON
                                       Chairman of the Board and President

                                D.R. Horton, Inc.
                              1901 Ascension Blvd.
                                    Suite 100
                             Arlington, Texas 76006

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                January 22, 1998

To Each Stockholder of D.R. Horton, Inc.:

     You are invited to attend the 1998 Annual Meeting of Stockholders of D.R. Horton, Inc. (the "Company"), which will be held at the Company's corporate offices, 1901 Ascension Blvd., Suite 100, Arlington, Texas, on Thursday, January 22, 1998, at 9:30 a.m., Central time, for the following purposes:

     1. To elect nine directors to serve until the next annual meeting of the stockholders and until their successors have been elected and qualified.

     2. To approve an amendment to the Company's 1991 Stock Incentive Plan to increase the total number of shares authorized for issuance thereunder from 3,969,041 shares to 6,000,000 shares.

     3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on December 10, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the offices of the Company set forth above for at least ten days before the meeting.

                                       By Order of the Board of Directors,
                                       CHARLES N. WARREN
                                       Senior Vice President, General Counsel
                                         and Assistant Secretary

Arlington, Texas
December 12, 1997

IN ORDER TO ENSURE YOUR REPRESENTATION, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                D.R. Horton, Inc.
                              1901 Ascension Blvd.
                                    Suite 100
                             Arlington, Texas 76006

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF STOCKHOLDERS

                                January 22, 1998


                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of D.R. Horton, Inc., a Delaware corporation (the "Company"), for the 1998 Annual Meeting of Stockholders of the Company to be held on Thursday, January 22, 1998, at 9:30 a.m., Central time, at the Company's corporate offices, 1901 Ascension Blvd., Suite 100, Arlington, Texas, and any adjournment thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth in the Notice of Annual Meeting of Stockholders to which this Proxy Statement is attached. The Company expects that this Proxy Statement and the accompanying form of proxy will first be mailed to each stockholder of record on or about December 12, 1997.

     The cost of this solicitation will be paid by the Company. The solicitation of proxies will be made primarily by use of the mail. In addition, directors, officers and regular employees of the Company may make solicitations by telephone, telegraph or personal interview, and may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies to management. The Company will reimburse such banks, brokers and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

     A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by a stockholder at any time before it is exercised by filing with the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies also may be revoked by any stockholder present at the Annual Meeting who expresses a desire to vote his or her shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specifications of the proxies. If no specification is made, proxies will be voted for the nominees for election of directors set forth elsewhere herein (see "ELECTION OF DIRECTORS") , for the proposal to amend the Company's 1991 Stock Incentive Plan (the "Incentive Plan") (see "AMENDMENT OF 1991 STOCK INCENTIVE PLAN") and at the discretion of the proxyholders on all other matters that may properly be brought before the Annual Meeting or any adjournment thereof.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     There were 37,352,663 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), issued and outstanding on December 10, 1997, which has been set as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the Annual Meeting. On any matter submitted to a stockholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock registered in his or her name on the books of the Company as of the record date. Under Delaware law and the Company's Bylaws, with respect to any matter other than the election of directors, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the Annual Meeting, whether those stockholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining whether a quorum exists, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. The Company's Bylaws provide that the holders of a majority of the issued and outstanding shares of Common Stock, present in person or represented by proxy, shall constitute a quorum. The vote of a plurality of the shares held by persons present at the meeting in person or by proxy is required for the election of directors. Approval of the proposal to amend the Incentive Plan requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. An abstention from voting on a matter other than the election of directors by a stockholder present in person or represented by proxy at the Annual Meeting will have the same legal effect as a vote against the matter, and broker non-votes will have no effect with respect to the matter.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK


Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of November 30, 1997 by (i) all directors and nominees for director of the Company, (ii) all executive officers named in the Summary Compensation Table under "Executive Compensation", and
(iii) all directors and executive officers of the Company as a group. Unless stated otherwise, the shares are owned directly and the named beneficial owners possess sole voting and investment power with respect to the shares set forth in the table.

Name of Beneficial Owner                              Shares Beneficially Owned
------------------------                              -------------------------
                                                        Number         Percent
                                                      ---------       ---------
Donald R. Horton.................................     6,803,060(1)       18.2%
Richard Beckwitt.................................       113,023(2)          *
Richard I. Galland...............................           915             *
Terrill J. Horton................................     6,845,659(3)       18.3%
Richard L. Horton................................       737,806           2.0%
David J. Keller..................................       114,487(4)          *
Francine I. Neff.................................           363             *
Scott J. Stone...................................       112,757             *
Donald J. Tomnitz................................       111,054(5)          *
All directors and named executive officers
  as a group (9 persons).........................    14,839,124(6)       39.4%
----------

* Less than 1%.

(1) These shares of Common Stock include an aggregate of 478,579 shares owned by Mr. Horton's adult children, as to which Mr. Horton disclaims any beneficial interest. Mr. Horton's address is D.R. Horton, Inc., 1901 Ascension Blvd., Suite 100, Arlington, Texas 76006.
(2) These shares of Common Stock represent shares issuable upon the exercise of outstanding stock options which are exercisable on November 30, 1997, or within 60 days thereafter.
(3) These shares of Common Stock include an aggregate of 5,763,898 shares, consisting of 413,254 shares of Common Stock owned of record by the Donald Ray Horton Trust, 376,893 shares of Common Stock owned of record by the Martha Elizabeth Horton Trust, 2,069,702 shares of Common Stock owned of record by the Donald Ray Horton Trust Number Two, 953,811 shares of Common Stock owned of record by the Martha Elizabeth Horton Trust Number Two and 975,119 shares of Common Stock owned of record by each of the Donald Ryan Horton Trust and the Douglas Reagan Horton Trust. Terrill J. Horton serves as the sole trustee for each of the foregoing trusts. The trusts were established by Donald R. Horton and his spouse for the benefit of their descendants. These shares of Common Stock also include 9,159 shares owned by Terrill J. Horton's adult son, as to which Mr. Horton disclaims any beneficial interest. Mr. Horton's address is 4808 Schooner Court, Flower Mound, Texas 75028.
(4) These shares of Common Stock include 181 shares held by Mr. Keller's spouse and 6,182 shares held by Mr. Keller for the benefit of his children, as to all of which Mr. Keller disclaims any beneficial interest, and 108,124 shares issuable upon the exercise of outstanding stock options, which are exercisable on November 30, 1997, or within 60 days thereafter.
(5) These shares include 5,667 shares owned by an IRA for the benefit of Mr. Tomnitz's spouse and 98,053 shares issuable upon the exercise of outstanding stock options, which were exercisable on November 30, 1997, or within 60 days thereafter. Mr. Tomnitz disclaims any beneficial interest in the shares owned by the IRA of his spouse.
(6) These shares of Common Stock include all shares referred to in the preceding footnotes to this table.

Certain Other Beneficial Owners

     Based on filings made under Section 13(g) of the Securities Exchange Act of 1934, as amended, as of November 30, 1997, the only entities known to be beneficial owners of more than 5% of the Company's Common Stock were as follows:

Name and Address of Beneficial Owner                   Shares Beneficially Owned
------------------------------------                   -------------------------
                                                        Number          Percent
                                                       ---------        -------
J.P. Morgan & Co., Incorporated (1)...............     3,723,648          9.97%
60 Wall Street
New York, New York 10260

FMR Corp.(2)......................................     3,996,276         10.70%
82 Devonshire Street
Boston, Massachusetts 02109
----------

(1) Based solely upon information contained in the Schedule 13G of J.P. Morgan & Co., Incorporated, filed with the Securities Exchange Commission (the "SEC") with respect to the Common Stock owned as of July 31, 1997 (the "JPM 13G"). According to the JPM 13G, 3,025,676 of these shares are owned with sole voting power, and all of these shares are owned with sole dispositive power.
(2) Based solely upon information contained in the Schedule 13G of FMR Corp., filed with the SEC with respect to the Common Stock owned as of March 31, 1997 (the "FMR 13G"). According to the FMR 13G, 143,621 of these shares are owned with sole power to vote or direct the vote and all of these shares are owned with sole dispositive power.


                              ELECTION OF DIRECTORS

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed the number of directors at nine and nominated the persons set forth below for election as directors of the Company at the Annual Meeting. All of the nominees are currently serving as directors of the Company.

     Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be voted for each of the persons named below as nominees for election as directors. The nominees receiving a plurality of the votes cast will be elected to serve until the next annual meeting of stockholders and their successors have been elected and qualified. If any nominee is unable to serve, the proxies will be voted by the proxyholders in their discretion for another person. The Board of Directors has no reason to believe that any nominee named will not be able to serve as a director for his or her prescribed term.

     According to the Bylaws of the Company, any stockholder may make nominations for the election of directors if notice of such nominations is delivered to, or mailed and received at, the principal executive office of the Company not less than thirty calendar days prior to the date of the originally scheduled meeting; provided, however, that, if less than forty calendar days' notice or prior public disclosure of the date of the meeting is given or made by the Company, notice of such nomination must be so received not later than the close of business on the tenth calendar day following the earlier of the day on which notice of the meeting was mailed or the day on which such public disclosure was made. If nominations are not so made, only the nominations of the Board of Directors may be voted upon at the Annual Meeting.

Nominees for Director

     The following is a summary of certain information regarding the nominees for election as directors.

                          Director
     Name             Age   Since               Principal Occupation
     ----             ---   -----               --------------------
Donald R. Horton.....  47    1991  Mr. Horton was elected  Chairman of the Board
                                    and  President  of the Company in July 1991.
                                    He has been  involved in the real estate and
                                    homebuilding  industries since 1972, and was
                                    the sole or principal shareholder,  director
                                    and  president  of  each  of  the  Company's
                                    predecessor companies since their respective
                                    organization,  which date from 1978 to 1990.
                                    Donald R.  Horton is the  brother of Terrill
                                    J.  Horton  and the  nephew  of  Richard  L.
                                    Horton.
Richard Beckwitt.....  38    1993  Mr.   Beckwitt   joined  the  Company  as  an
                                    Executive  Vice  President in March 1993 and
                                    was elected  director of the Company in July
                                    1993. Since July 1996, Mr. Beckwitt also has
                                    been President of the Company's  Investments
                                    Division.  From  1986 to 1993,  he worked in
                                    the Mergers and  Acquisitions  and Corporate
                                    Finance Departments at Lehman Brothers Inc.,
                                    specializing   in   the   homebuilding   and
                                    building products industries.
Richard I. Galland...  81    1992  Mr.  Galland  was  elected  director  of  the
                                    Company in June 1992.  He was  formerly  the
                                    Chief Executive  Officer and Chairman of the
                                    Board of Fina,  Inc.,  a  director  of First
                                    RepublicBank  Corporation  and Of Counsel to
                                    the law firm of Jones,  Day, Reavis & Pogue.
                                    Mr.  Galland  is  currently   serving  as  a
                                    director  of  Texas  Industries,   Inc.  and
                                    Associated Materials, Inc.
Richard L. Horton....  54    1992  Mr.  Horton  was  elected   director  of  the
                                    Company in March  1992.  From May 1985 until
                                    September  1997,  he was Vice  President  in
                                    charge of the  Company's  Dallas-Fort  Worth
                                    East  Division.  Richard  L.  Horton  is the
                                    uncle of Donald R.  Horton  and  Terrill  J.
                                    Horton.
Terrill J. Horton....  49    1992  Mr.  Horton  was  elected   director  of  the
                                    Company in March 1992.  From  September 1981
                                    until  September 1997, he was Vice President
                                    in  charge  of one of the two  former  sales
                                    divisions   that  now  form  the   Company's
                                    Dallas-Fort Worth North Division. Terrill J.
                                    Horton is the  brother  of Donald R.  Horton
                                    and the nephew of Richard L. Horton.
David J. Keller......  49    1991  Mr.  Keller  was  elected   director  of  the
                                    Company  in  September  1991  and  has  been
                                    Executive  Vice  President,   Treasurer  and
                                    Chief Financial Officer of the Company since
                                    June 1991. Prior thereto,  he was affiliated
                                    for 21 years with Ernst & Young, independent
                                    accountants,  and its predecessors,  serving
                                    as an audit partner from 1983 to 1991.
Francine I. Neff.....  72    1992  Ms. Neff was elected  director of the Company
                                    in June 1992.  Since 1979, she has been Vice
                                    President of NETS,  Inc., a  privately-owned
                                    investment  company,   and  a  self-employed
                                    business  consultant.  Ms. Neff was formerly
                                    Treasurer of the United  States and National
                                    Director of the U.S.  Savings Bonds division
                                    of the U.S. Department of Treasury.



                          Director
     Name             Age   Since               Principal Occupation
     ----             ---   -----               --------------------
Scott J. Stone.......  46    1992  Mr. Stone was elected director of the Company
                                    in March 1992. He has been Vice President of
                                    various  of the  Company's  divisions  since
                                    1988,  and  was  Vice  President  -  Eastern
                                    Region of the  Company  from  August 1994 to
                                    September 30, 1996.  Since October 1996, Mr.
                                    Stone  has  acted  as a  consultant  to  the
                                    Company   and  has   served  as  an  interim
                                    Division Manager for various  divisions from
                                    time to time during this period.
Donald J. Tomnitz....  49    1995  Mr.  Tomnitz  was  elected  director  of  the
                                    Company in November  1995.  He has been Vice
                                    President   of  various  of  the   Company's
                                    divisions  since 1983,  and was elected Vice
                                    President - Western Region of the Company in
                                    August 1994.  Since July 1996,  Mr.  Tomnitz
                                    has   been   President   of  the   Company's
                                    Homebuilding     Division.    Mr.    Tomnitz
                                    previously was a Captain in the U.S. Army, a
                                    Vice  President of  RepublicBank  of Dallas,
                                    N.A.,   and  a  Vice   President   of   Crow
                                    Development   Company,   a   Trammell   Crow
                                    Company.

     In July 1994, Mr. Donald R. Horton entered into a consent order that settled an investigation by the Federal Reserve Board into whether he failed to comply with certain regulatory disclosure or other obligations relating to the acquisition and financings of his controlling interest in Provident Bancorp of Texas, Inc., a single bank holding company (together with its bank, "Provident"). Mr. Horton denied non-compliance. In the consent order, which was entered without any findings of fact or law, Mr. Horton agreed to pay a civil money penalty of $100,000 and contribute $500,000 deemed restitution as part of a capital infusion of up to $7.0 million in Provident. The capital infusion was made through an approved voting trust in order to address Provident's financial difficulties, which predated his acquisition. In the consent order, Mr. Horton also agreed not to participate, apart from the capital infusion, in the affairs of insured depository institutions or their holding companies, without prior regulatory approval, or to violate laws applicable thereto. Mr. Horton advised the Company that his agreements in the consent order were intended to avoid the expense and delay required for further proceedings and to protect his investment by improving Provident's regulatory capital. He also advised the Company that in making a personal investment in Provident, he obtained the financial review of a national accounting firm and the advice of a national law firm as to regulatory matters. In addition, Mr. Horton informed the Company that he filed suit against the law firm that represented him in the Provident acquisition in connection with such representation. Mr. Horton subsequently informed the Company that the litigation against the law firm had been satisfactorily resolved and that he had sold his interest in Provident.

     On November 14, 1996, Mr. Beckwitt settled an investigation by the Securities and Exchange Commission in connection with his purchase of stock of an unaffiliated corporation in September 1994. Without admitting or denying the allegations, Mr. Beckwitt consented to a final judgment announced that day enjoining him from violating Sections 10(b) and 14(e) of the Securities Exchange Act of 1934 (the "Exchange Act") and rules 10b-5 and 14e-3 thereunder, and providing for his payment of the alleged profit and a civil penalty. Mr. Beckwitt advised the Company that he believes it was in his best interest to resolve the matter without litigation as it would avoid additional cost and distraction.

                             EXECUTIVE COMPENSATION

     The following tables set forth, with respect to the President and the other executive officers of the Company, all plan and non-plan compensation awarded, earned or paid for all services rendered in all capacities to the Company and its subsidiaries during the periods indicated.

                                   Summary Compensation Table
                                                                         Long Term Compensation
                                                                  -----------------------------------
                                     Annual Compensation                    Awards            Payouts
                              ----------------------------------  -------------------------   -------
                                                        Other     Restricted      Shares
     Name and         Fiscal                           Annual        Stock      Underlying     LTIP      All Other
Principal Position     Year    Salary     Bonus     Compensation    Awards     Options/SARs   Payouts   Compensation
------------------    ------  --------   --------   ------------  ----------   ------------   -------   ------------
Donald R. Horton       1997   $235,000   $235,000         -            -             -           -        $32,580(5)
Chairman of Board      1996    235,000    165,283         -            -             -           -         29,399(6)
and President          1995    235,000    138,650         -            -             -           -         26,725(7)

Richard Beckwitt       1997   $185,000   $185,000         -            -          50,000         -        $27,053(5)
EVP, President of      1996    185,000    110,000         -            -          10,000         -         24,015(6)
Investments            1995    185,000    109,150         -            -          30,240(1)      -         24,144(7)
Division and
Director

David J. Keller        1997   $185,000   $185,000         -            -          50,000         -        $27,135(5)
EVP, Treasurer,        1996    185,000    120,000         -            -          41,200(2)      -         24,085(6)
CFO and Director       1995    185,000    109,150         -            -          39,841(3)      -         23,714(7)

Donald J. Tomnitz      1997   $185,000   $185,000         -            -          70,000         -        $26,790(5)
President of           1996    150,000    130,000         -            -          47,000(4)      -         20,028(6)
Homebuilding
Division and
Director
----------

(1) The number of shares has been adjusted pursuant to the antidilution provisions of the D.R. Horton, Inc. 1991 Stock Incentive Plan (the "Incentive Plan") to reflect the effects of a seven-for-five stock split effected as a 40 percent stock dividend paid by the Company on September 16, 1995 (the "40 Percent Stock Dividend") and an eight percent stock dividend paid by the Company on May 24, 1996 (the "8 Percent Stock Dividend").
(2) The number of shares represents a stock option grant originally made in respect of 15,000 shares of Common Stock, adjusted pursuant to the antidilution provisions of the Incentive Plan to reflect the effect of the 8 Percent Stock Dividend, and a stock option grant made in respect of 25,000 shares of Common Stock.
(3) The number of shares represents a stock option grant originally made in respect of 15,000 shares of Common Stock, adjusted pursuant to the antidilution provisions of the Incentive Plan to reflect the effects of a nine percent stock dividend paid by the Company on June 30, 1995 (the "9 Percent Stock Dividend"), the 40 Percent Stock Dividend and the 8 Percent Stock Dividend (collectively, the "Dividends"), and a stock option grant originally made in respect of 10,000 shares of Common Stock, adjusted pursuant to the antidilution provisions of the Incentive Plan to reflect the effects of the 40 Percent Stock Dividend and the 8 Percent Stock Dividend.
(4) The number of shares represents a stock option grant originally made in respect of 25,000 shares of Common Stock, adjusted pursuant to the antidilution provisions of the Incentive Plan to reflect the effect of the 8 Percent Stock Dividend, and a stock option grant made in respect of 20,000 shares of Common Stock.
(5) These amounts represent (a) credits made by the Company of $23,500, $18,500, $18,500 and $18,500 to the accounts of Messrs. Horton, Beckwitt, Keller and Tomnitz , respectively, under the D.R. Horton, Inc. Supplemental Executive Retirement Plan No. 2 ("SERP 2"), (b) the above-market portion of earnings on credits made by the Company of $2,060, $1,533, $1,615 and $1,270 to the accounts of Messrs. Horton, Beckwitt, Keller, and Tomnitz, respectively, under SERP 2, (c) matching contributions by the Company of $4,500 to the accounts of each of Messrs. Horton, Beckwitt, Keller and Tomnitz under the D.R. Horton, Inc. Profit Sharing Plus Plan (the "401(k) Plan"), and (d) group health plan premiums of $2,520 paid by the Company for the benefit of each of Messrs. Horton, Beckwitt, Keller and Tomnitz.
(6) These amounts represent (a) credits made by the Company of $23,500, $18,500, $18,500 and $15,000 to the accounts of Messrs. Horton, Beckwitt, Keller and Tomnitz, respectively, under SERP 2, (b) the above-market portion of earnings on credits made by the Company of $1,399, $1,015, $1,085 and $850 to the accounts of Messrs. Horton, Beckwitt, Keller and Tomnitz, respectively, under SERP 2, and (c) matching contributions by the Company of $4,500 to the accounts of each of Messrs. Horton, Beckwitt and Keller , and $4,178 to the account of Mr. Tomnitz, under the 401(k) Plan.
(7) These amounts represent (a) credits made by the Company of $23,500, $18,500 and $18,500 to the accounts of Messrs. Horton, Beckwitt and Keller, respectively, under SERP 2, (b) the above-market portion of earnings on credits made by the Company of $1,098, $732 and $854 to the accounts of Messrs. Horton, Beckwitt and Keller, respectively, under SERP 2, and (c) matching contributions by the Company of $2,127, $4,912 and $4,360 to the accounts of Messrs. Horton, Beckwitt and Keller, respectively, under the 401(k) Plan.

Option/SAR Grants in Last Fiscal Year

                                                                          Potential Realizable Value
                                                                            at Assumed Annual Rates
                                                                         of Stock Price Appreciation
                                    Individual Grants                          for Option Term
                      ------------------------------------------------   ---------------------------
                                     % of Total
                         Shares     Options/SARs
                       Underlying    Granted to   Exercise
                      Options/SARs  Employees in   or Base  Expiration
      Name              Granted      Fiscal Year    Price      Date            5%            10%
      ----            ------------  ------------  --------  ----------      --------     ----------
Richard Beckwitt....     50,000(1)      5.18%     $10.6875   07-28-07       $336,000     $  851,500

David J. Keller.....     50,000(1)      5.18%     $10.6875   07-28-07       $336,000     $  851,500

Donald J. Tomnitz...     70,000(2)      7.25%     $10.6875   07-28-07       $470,400     $1,192,100
----------

(1) These shares are covered by a nonqualified stock option granted under the Incentive Plan that becomes exercisable with respect to 5,000 of such shares on each of the first nine anniversaries of July 28, 1997, and with respect to 5,000 of such shares on April 28, 2007.

(2) These shares are covered by a nonqualified stock option granted under the Incentive Plan that becomes exercisable with respect to 7,000 of such shares on each of the first nine anniversaries of July 28, 1997, and with respect to 7,000 of such shares on April 28, 2007.


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
  Option/SAR Values

                                           Number of Shares
                                             Underlying       Value of Unexercised
                                            Unexercised           In-the-Money
                                          Options/SARs at         Options/SARs
                     Shares               Fiscal Year-End      at Fiscal Year-End
                    Acquired
                       on      Value        Exercisable/          Exercisable/
     Name           Exercise  Realized     Unexercisable         Unexercisable
                    --------  --------   ------------------  -----------------------
Richard Beckwitt...    -          -      113,023/303,310(1)  $1,075,477/2,598,126(1)
David J. Keller....  31,000   $325,201    99,446/163,775(1)  $1,048,596/1,115,856(1)
Donald J. Tomnitz..    -          -       88,514/198,099(1)  $1,008,291/1,280,695(1)
----------

(1) Adjusted pursuant to the antidilution provisions of the Incentive Plan to reflect the effects of the Dividends. Each of the options outstanding is a nonqualified stock option which vests over a period of time (generally 9.75 years), but each option becomes fully exercisable upon a change of control of the Company, or upon the death or disability of the Optionee.


Compensation of Directors

     Mr. Richard I. Galland and Ms. Francine I. Neff, the "Non-Employee Directors" of the Company, each received a fee of $25,000 per year for all services performed as a director, and reimbursement for all expenses incurred to attend Board and committee meetings. No additional fees are paid for participation on any committee of the Board. During the 1997 fiscal year, the two Non-Employee Directors of the Company each received a nonqualified stock option granted by the Board of Directors under the Incentive Plan. Each option gives the Non-Employee Director the right to purchase 5,000 shares of Common Stock at an exercise price of $10.6875 per share, exercisable with respect to 1,000 of such shares on each of the first five anniversaries of July 28, 1997, and expiring on July 28, 2007.

     No director of the Company who is also an employee, or former employee, of the Company receives any additional compensation for serving as a director of the Company; however, effective January 1, 1997, the Company began to pay the participant's portion of premiums pursuant to the Company's major medical plan, for each director of the Company who was not otherwise receiving fees for acting as a director of the Company. The amount of such premiums paid by the Company during fiscal year 1997 was $2,520 for each of the seven directors receiving this benefit.

Compensation Committee Interlocks and Insider Participation

     During the 1997 fiscal year, the Company's Compensation Committee was composed of Messrs. Donald R. Horton, Richard Beckwitt, David J. Keller and Richard I. Galland. Mr. Horton was the Chairman of the Board and President of the Company, Mr. Beckwitt was Executive Vice President of the Company and President of the Company's Investments Division, and Mr. Keller was Executive Vice President, Treasurer and Chief Financial Officer of the Company during the 1997 fiscal year.


Compensation Committee Report on Executive Compensation

     General. The Company has undertaken to formulate a fair and competitive compensation policy for executive officers that will attract, motivate and retain highly experienced, qualified and productive personnel, reward superior performance and provide long-term incentives that are based on performance. The Company also has attempted to develop an executive compensation policy that will serve to align the interests of the Company, its executive officers and its stockholders. The primary components of executive compensation consist of base salaries, a cash bonus plan, participation in the D.R. Horton, Inc. Supplemental Executive Retirement Plan No. 1 ("SERP 1") and SERP 2 (collectively, the "SERPs") and stock options. The Company has undertaken through its current executive compensation policy to make a substantial portion of the compensation an executive officer has the opportunity to earn consist of bonus and stock option incentives.

     Base Salaries. Base salaries for the Company's executive officers for the 1997 fiscal year were established by the Compensation Committee and approved by the Board of Directors. Factors considered were generally subjective and include
(i) the recommendation of the Chairman of the Board and President, (ii) the contribution the executive officer made and is anticipated to make to the success of the Company, (iii) the level of experience and responsibility of the executive officer and (iv) the Company's historical levels of compensation for executive officers. No quantitative relative weights were assigned to any of these factors.

     Bonus Plan. The 1997 Compensation Plan for Executive Officers (the "Bonus Plan") was established by the Compensation Committee and approved by the Board of Directors. The Bonus Plan provided each of the Company's executive officers the opportunity to earn additions to his 1997 annual base salary, based in some cases on performance goals and in other cases at the discretion of the Chairman of the Board and President and as approved by the Compensation Committee. Participants in the Bonus Plan each earned a bonus equal to 100% of his annual base salary. See "Summary Compensation Table" above.

     SERPs. The SERPs were adopted by the Company in 1994 to permit eligible participants, which include executive officers, regional vice presidents, division managers and other selected employees, to defer income and establish a source of funds payable upon retirement, death or disability. Individual agreements under the SERPs were adopted and approved by the Compensation Committee and ratified by the Board of Directors. SERP 1 permits participants to voluntarily defer receipt of compensation from the Company. Amounts deferred are invested on behalf of the participant in investment vehicles selected from time to time by the administrators of SERP 1. Pursuant to SERP 2, the Company has established a liability to each participant equal to 10% of the participant's 1997 base salary. Earnings on this liability accrue at a rate established from time to time by the administrators of SERP 2.

     Chairman of the Board and President's 1997 Compensation. Donald R. Horton's compensation for the Company's 1997 fiscal year consisted of an annual base salary of $235,000 and participation in the Bonus Plan and the SERPs. This base salary and bonus arrangement were made on the basis of the Company's executive compensation policy and the factors described above.

                             Compensation Committee


Donald R. Horton     Richard Beckwitt     Richard I. Galland     David J. Keller


     Stock Option Grants. Grants of stock options under the Incentive Plan are administered by the Audit Committee. The Company believes that stock options provide an important long-term incentive to executive officers and align the interests of the Company, its executive officers and its stockholders by creating a direct link between executive compensation and long-term Company performance. The stock options granted to executive officers in the 1997 fiscal year have an exercise price of not less than the fair market value of the Common Stock on the date of grant and a vesting schedule that extends over nine years. All other terms of stock option grants are established by the Audit Committee, subject to the limitations of the Incentive Plan.

     A total of three stock option grants were made to three executive officers in fiscal 1997. See "Option/SAR Grants in Last Fiscal Year" table above. In determining the number of shares of Common Stock covered by and the vesting schedule of each stock option grant, the Audit Committee made a subjective evaluation of (i) the recommendations of the Chairman of the Board and President, (ii) the contribution the executive officer made and is anticipated to make to the success of the Company, (iii) the level of experience and responsibility of the executive officer, (iv) the number of stock options that previously had been granted to the executive officer pursuant to the Incentive Plan and (v) the number of stock options granted to other participants in the Incentive Plan. No quantitative relative weights were assigned to any of these factors.

                                 Audit Committee

Richard I. Galland                                              Francine I. Neff

Stock Performance

     The following graph illustrates the cumulative total stockholder return on the Company's Common Stock for the last five fiscal years from December 31, 1992 (in 1993, the Company changed its fiscal year end to September 30) through
September  30,  1997,   assuming  a  hypothetical   investment  of  $100  and  a
reinvestment of all dividends paid on such an investment, compared to the Standard & Poors 500 Stock Index, the Standard & Poors Homebuilding-500 Index (the "S&P Homebuilding Index") and a Peer Group Index described below for the same period. The Company is changing from a comparison with the Peer Group to a comparison with the S&P Homebuilding Index because, with the Company's recent growth, a comparison with the members of the S&P Homebuilding Index (Centex Corporation, Fleetwood Enterprises, Inc., Kaufman and Broad Home Corporation and Pulte Corporation) is more appropriate.

     The graph and the related disclosure contained in this section of the Proxy Statement should not be incorporated by reference into any prior filings by the Company under the Exchange Act that incorporated future filings or portions thereof (including this Proxy Statement or the Executive Compensation section of this Proxy Statement). The graph and related disclosure are presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph and related disclosure in no way reflect the Company's forecast of future financial performance.


                            TOTAL STOCKHOLDER RETURNS
                             (Dividends Reinvested)







                              [GRAPH APPEARS HERE]


                            ANNUAL RETURN PERCENTAGE
                                  Years Ending


   Company/Index            Sept. 93   Sept. 94   Sept. 95   Sept. 96   Sept. 97
   -------------            --------   --------   --------   --------   --------
D.R. Horton, Inc.             69.63     -15.04      29.95      -2.05      62.35
S&P 500                        7.59       3.69      29.74      20.33      40.45
S&P Homebuilding-500          27.74     -40.37      20.14       3.36      49.39
Peer Group (1)                22.32     -32.38      14.65      -5.22      62.75


                                 INDEXED RETURNS
                                  Years Ending

                         Base
                        Period
  Company/Index         Dec 92  Sept. 93  Sept. 94  Sept. 95  Sept. 96  Sept. 97
  -------------         ------  --------  --------  --------  --------  --------
D.R. Horton, Inc.        100     169.63    144.12    187.28    183.44    297.82
S&P 500                  100     107.59    111.55    144.73    174.16    244.60
S&P Homebuilding-500     100     127.74     76.17     91.52     94.60    141.32
Peer Group (1)           100     122.32     82.72     94.83     89.88    146.27
----------

(1)  The Peer Group Index  includes the following  homebuilders:  Calton,  Inc.,
     Centex Corporation, Continental Homes Holding Corp., Engle Homes, Inc., Hovnanian Enterprises, Inc., Kaufman and Broad Home Corporation, Lennar Corporation, The Presley Companies, Pulte Corporation, The Ryland Group, Inc., Schuler Homes, Inc., Standard Pacific Corp., Toll Brothers, Inc. and UDC Homes, Inc.


Transactions with Management

     The Company has agreed to indemnify each of its directors to provide them with the maximum indemnification allowed under its certificate of incorporation and applicable law with respect to the Company and certain corporations previously engaged in the homebuilding business as D.R. Horton Custom Homes that were not merged into the Company at the time of its reorganization in December 1991.


                      MEETINGS AND COMMITTEES OF THE BOARD

     During fiscal year 1997, the Board of Directors held four meetings and acted once by written consent. No director attended fewer than 75 percent of the number of meetings of the Board and of the committees on which he or she served during fiscal year 1997. The Board of Directors has appointed three standing committees: an Executive Committee, a Compensation Committee and an Audit Committee.

     The Executive Committee, between meetings of the Board and while the Board is not in session, possesses all of the powers and may carry out all of the duties of the Board of Directors in the management of the business of the Company, which by law may be delegated to it by the Board of Directors. The Executive Committee acted 46 times by written consent during fiscal year 1997. The Executive Committee is composed of Messrs. Donald Horton, Beckwitt and Keller.

     The Compensation Committee is empowered to (i) recommend to the Board the compensation to be paid to the executive officers of the Company and its subsidiaries and other affiliates, (ii) investigate and recommend to the Board employee benefit plans deemed appropriate for the employees of the Company and its subsidiaries and other affiliates, (iii) supervise the administration of any such employee benefit plans adopted by the Company and its subsidiaries and other affiliates (other than the Incentive Plan) and (iv) perform such other functions and undertake such investigations as the Board shall from time to time direct. The Compensation Committee met once during fiscal year 1997. The

Compensation Committee is composed of Messrs. Galland, Donald Horton, Beckwitt and Keller.

     The Audit Committee is empowered to (i) meet with the independent auditors of the Company and review the scope of their annual audit, any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the Company, (ii) advise and assist the Board in evaluating the auditors' performance, including the scope and adequacy of the auditors' examination, (iii) recommend the firm of independent auditors to be employed by the Board, (iv) review the Company's annual financial statements and discuss such statements with the auditors, (v) receive and consider the auditors' comments and suggestions as to the internal control procedures, adequacy of staff and other matters, (vi) administer the Incentive Plan, (vii) perform such other functions and undertake such investigations relating to the operations or financial and accounting aspects of the Company as the Board shall direct, and (viii) retain and consult with counsel or such other experts as the Committee shall consider necessary or desirable in connection with the performance of its duties. The Audit Committee met twice during fiscal year 1997. The Audit Committee is composed of Mr. Galland and Ms. Neff.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     Based solely on its review of the copies of such forms received by it, the Company believes that during the year ended September 30, 1997, all filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with, other than with respect to Messrs. Beckwitt and Keller who each filed one late report relating to a stock option grant, Mr. Stone who filed one late report relating to two sales of stock, and Mr. Tomnitz who filed three late reports, two relating to stock option grants and one relating to a purchase of stock.


                     AMENDMENT OF 1991 STOCK INCENTIVE PLAN

     On November 18, 1997, the Board of Directors adopted and approved, subject to the approval of the Company's stockholders, an amendment to the Incentive Plan (the "Amendment") that would increase the total number of shares of Common Stock that may be issued or delivered pursuant to the Incentive Plan by 2,030,959 shares from 3,969,041 shares to 6,000,000 shares. The Board of Directors believes that the attraction and retention of qualified officers, directors and key employees is essential to the Company's continued growth and success and that the grant of stock options to such individuals is necessary for the Company to remain competitive in its compensation practices. In order to continue to provide necessary incentives to officers, directors and key employees, particularly in light of the Company's recent growth, the Board of Directors has approved the Amendment, which will become effective upon the approval of the Company's stockholders.

     General. The Incentive Plan authorizes the granting of the following types of benefits:

          (a) stock options ("Option Rights"), which may be either incentive stock options ("ISOs"), nonqualified stock options or a combination thereof, and which permit an optionee to benefit from increases in the value of the Common Stock above a predetermined option price;

          (b) stock appreciation rights ("Appreciation Rights"), which provide an alternative means of realizing the benefits arising from Option Rights or from increases in the value of the Common Stock above the value at the time of grant of the Appreciation Rights;

          (c) awards of restricted stock ("Restricted Stock"), which enable a grantee or purchaser of Restricted Stock to earn over a specified period of time shares of the Common Stock which he or she has acquired at a price below the value of the Common Stock at the time of acquisition or without payment;

          (d) performance units ("Performance Units"), which enable a grantee to earn cash awards by achievement of predetermined Management Objectives (described below); and

          (e) performance shares ("Performance Shares"), which enable a grantee to earn awards of the Common Stock or other securities of the Company by achievement of predetermined Management Objectives.

These benefits are referred to collectively herein as "Awards." All officers, directors, key employees, agents and consultants of the Company are eligible to receive Awards under the Incentive Plan. No Option Right, Appreciation Right, Performance Unit or Performance Share Award is transferable by a participant other than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or the Employee Retirement Income Security Act of 1974. Option Rights and Appreciation Rights are exercisable during the participant's lifetime only by the participant or his or her guardian or legal representative. The Incentive Plan does not provide for any limit to the amount of any Award or Awards to any one participant or any period during which the Awards must be granted.

     The total number of shares of Common Stock (and stock of any other class of the Company hereafter authorized) that currently may be issued or delivered pursuant to future Awards under the Incentive Plan is 244,005. Approval of the Amendment by the Company's stockholders would increase this number to 2,274,964 shares. Any shares of Common Stock which are subject to Option Rights or Appreciation Rights or are awarded or sold as Restricted Stock that are terminated, unexercised, forfeited or surrendered or which expire for any reason will again be available for issuance under the Incentive Plan. The Incentive Plan also provides, however, that the Board of Directors may make adjustments in such number of shares, and outstanding Awards under the Incentive Plan, to prevent dilution or enlargement of rights of participants in the event of stock dividends, stock splits, combinations of shares, recapitalizations or other changes in the capital structure of the Company, mergers, consolidations, spin-offs, reorganizations, issuances of rights or warrants and other similar changes. At December 9, 1997, the closing price for the Common Stock quoted on the New York Stock Exchange was $20.25 per share. Therefore, the market value of the 2,274,964 shares available for Awards under the Incentive Plan on that date was $46,068,021.

     Option Rights. Option Rights may be granted under the Incentive Plan entitling the optionee to purchase shares of Common Stock at a price equal to not less than 50% of the market value per share on the date of grant. The option price will be payable at the time of exercise in cash or by check, by the transfer to the Company of shares of Common Stock having an aggregate market value per share at the time of exercise equal to the aggregate option price or by a combination of such methods. A grant of Option Rights may provide for deferred payment of the option price from the proceeds of sale through a broker on the exercise date of some or all of the shares to which such exercise relates. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised.

     No Option Right shall be exercisable more than 10 years from the date of grant. Each grant of Option Rights must specify the required period or periods of continuous service by the optionee with the Company and/or the Management Objectives to be achieved before the Option Rights, or installments thereof, will become exercisable.

     Option Rights may constitute (i) options that are intended to qualify under particular provisions of the Code (under current law, these would be ISOs), (ii) options that are not intended to so qualify, or (iii) a combination of the foregoing.

     Management objectives ("Management Objectives") may be described either in terms of Company-wide objectives, objectives that are related to performance of the division, department or function within the Company in which the participant is employed or in other terms and shall relate to a specified period of time (the "Performance Period") established by the committee which administers the Incentive Plan (the "Administrative Committee"). The Administrative Committee may adjust any Management Objective if, in its sole judgment, events or transactions have occurred that are unrelated to the participant's performance and result in a distortion of the Management Objectives.

     Appreciation Rights. Appreciation Rights permit the holder to receive the difference between the market value of the shares of Common Stock subject to the Appreciation Rights on the exercise date of the Appreciation Rights and the exercise price of the Appreciation Rights. Appreciation Rights may be granted in tandem with Option Rights or separate and apart from a grant of Option Rights.

     The holder of an Appreciation Right is entitled to receive from the Company upon exercise of the Appreciation Right an amount equal to 100%, or such lesser percentage as the Administrative Committee may determine, of the spread between the grant price of the Appreciation Right (which will be the same as the option price of any Option Right granted in tandem with the Appreciation Right and may not be less than 50% of the market value per share of the Common Stock on the date of grant) and the market value of the shares of the Common Stock subject to the Appreciation Right being exercised. An Appreciation Right granted in tandem with an Option Right may be exercised only by surrender of the related Option Right.

     Each grant of Appreciation Rights under the Incentive Plan must specify the required period or periods of continuous service by the holder thereof with the Company and/or the Management Objectives to be achieved before the Appreciation Rights, or portions thereof, will become exercisable. No Appreciation Right granted in tandem with an Option Right may be exercisable except at a time at which that Option Right is exercisable. The Administrative Committee may authorize the grant of Appreciation Rights under the Incentive Plan in accordance with the following additional provisions:

          (a) any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock, in other securities of the Company or in any combination thereof, as determined by the Administrative Committee in its sole discretion at the time of payment; and

          (b) any grant may specify that the amount payable by the Company upon exercise of an Appreciation Right may not exceed a maximum specified by the Administrative Committee at the date of grant.

Appreciation Rights may include such other terms and provisions, consistent with the Incentive Plan, as the Administrative Committee may approve.

     Restricted Stock. A grant of Restricted Stock involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. Such transfer may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share of the Common Stock at the date of grant, as the Administrative Committee may determine.

     Restricted Stock will be subject, for a period of time to be determined by the Administrative Committee at the date of grant, to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. An example would be a provision that the Restricted Stock would be forfeited if the participant ceased to serve the Company as a director, officer, key employee, agent or consultant during a specified period. In order to enforce these forfeiture provisions, the transferability of Restricted Stock will be prohibited or restricted in a manner and to the extent prescribed by the Administrative Committee for the period during which the forfeiture provisions remain in effect.

     Performance Units. Performance Units represent the right of a participant to receive a payment equal to $100 per Performance Unit upon achievement of specified Management Objectives. A minimum acceptable level of achievement (the

"Minimum Achievement Level") also will be established. If by the end of the specified Performance Period the participant has achieved the specified
Management Objectives, the participant will be deemed to have fully earned the Performance Units. If the participant has not achieved the Management Objectives but has attained or exceeded the Minimum Achievement Level, the participant will be deemed to have partly earned the Performance Units (such part may be determined in accordance with a formula for determining the amount of the payment if performance is between the Minimum Achievement Level and the Management Objectives). To the extent earned, Performance Units will be paid to the participant at the time and in the manner determined by the Administrative Committee. Payment may be made in cash, in shares of Common Stock, in other securities of the Company or in any combination thereof, as determined by the Administrative Committee in its sole discretion.

     Performance Shares. A participant may be granted any number of Performance Shares that will be delivered to the participant upon achievement of specified Management Objectives. A Minimum Achievement Level will also be specified. If by the end of the Performance Period the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares. If the participant has not achieved the Management Objectives but has attained or exceeded the Minimum Achievement Level, the participant will be deemed to have partly earned the Performance Shares (such part may be determined in accordance with a formula for determining the number of Performance Shares earned if performance is between the Minimum Achievement Level and the Management Objectives). To the extent earned, Performance Shares will be delivered to the participant at the time and in the manner determined by the Administrative Committee. In lieu of shares of Common Stock, a participant may receive cash, other securities of the Company or a combination thereof, as determined by the Administrative Committee in its sole discretion.

     Administration and Amendments. The Incentive Plan is administered by the Administrative Committee, which at all times consists of not less than two directors appointed by the Board of Directors, each of whom will be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act. The duties of the Administrative Committee are currently being performed by the Audit Committee of the Board of Directors, which currently consists of Mr. Galland and Ms. Neff.

     The Administrative Committee is authorized to select eligible participants and grant Awards, and to interpret the Incentive Plan and related agreements, notifications and other documents. The Incentive Plan may be amended from time to time by the Board of Directors, but may not be amended by the Board without further approval by the stockholders of the Company if such amendment would result in the Incentive Plan no longer satisfying the requirements of Rule 16b-3 under the Exchange Act.

     Accounting Treatment. Appreciation Rights and Performance Units will require a charge against income of the Company each year representing the appreciation in the value of such benefits which it is anticipated will be exercised or paid. In the case of Appreciation Rights, such charge is based on the excess of the current market price of the Common Stock over the grant price of the Appreciation Rights or the option price specified in the related Option Rights. In the case of Performance Units, such charge is based on the dollar amount expected to be paid at the end of the Performance Period. Restricted Stock Awards and nonqualified stock options will require a charge against income equal to the fair market value (as defined in the Incentive Plan) of the shares at the time of award less the amount, if any, paid by the grantee. Such charge is spread over the earnout period for such Restricted Stock. Performance Shares will require a charge against income that, depending on the terms of the Award of Performance Shares, will be similar to the charge required with respect to either Restricted Stock or nonqualified stock options.


Federal Income Tax Consequences

     Nonqualified Option Rights and Appreciation Rights. Generally, a participant will not recognize income upon the grant of a nonqualified Option Right or an Appreciation Right. In general, the holder of a nonqualified Option Right or an Appreciation Right will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise over the option price (the "Spread"). Upon a subsequent sale of the shares received upon exercise, the difference between the net proceeds of sale and the fair market value of the shares on the date of exercise will generally be taxed as capital gain or loss (long- or short-term, depending on the holding period).

     If a participant pays the option price of a nonqualified Option Right by the surrender of shares of Common Stock the participant already owns, the participant will not recognize gain or loss on the surrender of such shares to the extent that their fair market value equals that of the shares received. To that extent, the shares received will have a tax basis equal to the basis of the shares surrendered, and the participant's holding period of the shares received will include the holding period of the shares surrendered. To the extent that the value of the shares received exceeds the value of the shares surrendered, such excess will be ordinary income. Further, the shares received that represent such excess value will have a basis equal to their fair market value. The participant's holding period for any excess shares will commence on the day after they are acquired.

     ISOs. A participant will not recognize income upon the grant of an ISO. In addition, a participant will not recognize income upon the exercise of an ISO if the participant satisfies certain employment and holding period requirements. To satisfy the employment requirement, a participant must exercise the option not later than three months after he or she ceases to be an employee of the Company (one year if he or she is disabled) unless he or she has died. To satisfy the holding period requirement, a participant must hold the optioned stock more than two years from the grant of the Option Right and more than one year after the transfer of the stock to him or her. If these requirements are satisfied, on the sale of such stock, the participant will be taxed on any gain, measured by the difference between the option price and the net proceeds of sale, generally at long-term capital gains rates.

     If shares of Common Stock acquired upon the timely exercise of an ISO are sold, exchanged, or otherwise disposed of without satisfying the holding period requirement (a "disqualifying disposition"), the participant will, in the usual case, recognize ordinary income at the time of disposition equal to the amount of the Spread. Upon a disqualifying disposition that constitutes a sale or exchange with respect to which any loss (if sustained) would be recognized, the amount includible in ordinary income will be limited to the excess, if any, of the net amount realized on the sale or exchange over the exercise price. In general, such a disposition is a transaction with an unrelated third party that is not subject to the wash-sale provisions of the Code.

     If a participant pays the option price of an ISO by the surrender of shares of Common Stock the participant already owns, the participant will not recognize gain or loss on the surrender of such shares to the extent that their fair market value equals that of the shares received. To that extent, the shares received will have a basis equal to the basis of the shares surrendered, and the participant's holding period of the shares received will include the holding period of the shares surrendered (although for purposes of determining whether a disqualifying disposition has occurred, the holding period of the shares received will commence on the day after the shares are acquired). To the extent that the value of the shares received exceeds the value of the shares surrendered, those shares received that represent such excess value will have a basis equal to zero and a holding period that will commence on the day after they are acquired. If a participant surrenders shares acquired through the previous exercise of an ISO before the end of the requisite holding period applicable to the previous exercise, however, the participant will recognize ordinary income on the surrender of such shares.

     Individuals are subject to an alternative minimum tax ("AMT") based upon an expanded tax base to the extent such tax exceeds the regular tax liability. The AMT is imposed at up to a 28% rate on alternative minimum taxable income in excess of an exemption amount. Alternative minimum taxable income generally is the taxpayer's taxable income, increased or decreased by certain adjustments and increased by certain preferences. ISOs are generally treated for AMT purposes in a manner similar to the regular tax treatment of nonqualified stock options. Thus, for example, for AMT purposes, upon the exercise of an ISO, the amount of the Spread will be included in alternative minimum taxable income, and the basis of the stock will equal its fair market value when the option is exercised. The annual $45,000 AMT exemption ($33,750 for single taxpayers and $22,500 for married taxpayers filing separately) is phased out at a rate of 25 cents on the dollar for AMT income in excess of $150,000 ($112,500 for single taxpayers and $75,000 for married taxpayers filing separately). A tax credit may be available in a subsequent taxable year for some or all of any AMT paid.

     Option Rights otherwise qualifying as ISOs will be treated as nonqualified stock options to the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under all of the Company's plans and any of its subsidiaries' plans) exceeds $100,000 based on the fair market value of the stock at the date of grant.

     Restricted Stock. A participant will not recognize income upon the receipt of Restricted Stock. If the participant makes a Section 83(b) Election (defined below), however, he or she will recognize ordinary income in the year of receipt in an amount equal to the excess of the fair market value of such shares (determined without regard to the restrictions imposed by the Incentive Plan) at the time of transfer over any amount paid by the participant therefor; and on sale of such stock, the difference between the fair market value at the time of transfer and the net proceeds of sale will generally be taxed as capital gain or loss. If a participant makes a Section 83(b) Election with respect to Common Stock that is subsequently forfeited, he or she will not be entitled to deduct any amount previously included in income by reason of such election. If a participant does not make a Section 83(b) Election, the participant will recognize ordinary income in the year or years in which the restrictions terminate, in an amount equal to the excess, if any, of the fair market value of such shares on the date the restrictions expire or are removed over any amount paid by the participant therefor. If a Section 83(b) Election has not been made, any dividends received with respect to Common Stock subject to restrictions will be treated as additional compensation income and not as dividend income.

     Performance Shares and Performance Units. A participant will not recognize income upon the award of Performance Shares or Performance Units. In general, the participant will recognize ordinary income at the time property is transferred in payment of such Performance Shares or Performance Units in an amount equal to the aggregate amount of cash and the fair market value of the Common Stock and any other Company securities received therefor. Upon a subsequent sale of Common Stock or any other Company securities received in payment of Performance Shares or Performance Units, any excess of the net proceeds of sale over the fair market value of the Common Stock or Company securities on the date of receipt will generally be taxed as capital gain or loss (long- or short-term, depending on the holding period).

     Special Rules Applicable to Insiders. Section 83 of the Code applies to the transfer of property (including stock) as compensation for personal services.
Section 83 provides for deferral of taxation so long as the person's rights in the property are subject to a substantial risk of forfeiture and are not transferable. In the case of participants who are directors and officers of the Company subject to Section 16(b) of the Exchange Act ("Insiders"), the deferral provided by Section 83 generally will apply so long as the sale of stock received under the Incentive Plan could subject the Insider to suit under
Section 16(b) (the "Section 16(b) Deferral"). The effect of the Section 16(b) Deferral is to postpone valuation and taxation of the stock received until
Section 16(b) becomes inapplicable, resulting probably in an increase or decrease in the amount of ordinary income ultimately recognized by the participant due to fluctuations in the value of the stock during the Section 16(b) Deferral period.

     The Section 16(b) Deferral, if applicable, can be avoided if the Insider makes an election (a "Section 83(b) Election"), to the extent such Section 83(b) Election is otherwise available, within 30 days after the transfer of the stock to him or her to have such stock taxed as ordinary income at its fair market value on the date of transfer less the amount, if any, paid by him or her. Any such election is irrevocable except with the consent of the IRS.

     General Matters. The maximum statutory tax rate applicable to ordinary income is generally 39.6%, while the maximum statutory tax rate applicable to net capital gains is generally 20%.

     The Company will be entitled to a tax deduction corresponding in amount and time to the employee's recognition of ordinary income in the circumstances described above, provided, among other things, that such deduction meets the test of reasonableness; is an ordinary and necessary business expense; does not constitute "applicable employee remuneration" in excess of $1,000,000 paid to one of the top five officers for Securities and Exchange Commission proxy statement disclosure purposes (excluding certain performance-based compensation, stock options, and benefits under certain plans adopted before February 17,
1993), all within the meaning of Section 162(m) of the Code; and is not an "excess parachute payment" within the meaning of Section 280G of the Code, and, provided further, that the Company satisfies any applicable withholding requirements.

     Plan Benefits. To date, the only Awards under the Incentive Plan have been nonqualified stock options. The following table lists the nonqualified stock options granted, from adoption of the Incentive Plan in 1991 through September 30, 1997, to the executive officers named in the Summary Compensation Table, all current executive officers as a group (4 persons), all current directors who are not executive officers as a group (5 persons), each nominee for election as a director, each associate of any such director, executive officer or nominee, each other person who has received more than five percent of the 6,000,000 shares authorized under the Incentive Plan, and all employees, including current officers who are not executive officers, as a group (112 persons). The number of shares set forth in the table has been adjusted to reflect the additional shares received in the Dividends as to options which were outstanding and not previously exercised at the time of the Dividends.

              Name                                      Number of Shares
              ----                                      ----------------
     Current executive officers:
     ---------------------------
     Donald R. Horton*                                          -
     Richard Beckwitt*                                       450,083
     David J. Keller*                                        386,766
     Donald J. Tomnitz*                                      361,238
                                                             -------
         Current executive officers, as a group            1,198,087

     Current directors who are not executive officers:
     -------------------------------------------------
     Richard I. Galland*                                       5,000
     Richard L. Horton*                                          -
     Terrill J. Horton*                                          -
     Francine I. Neff*                                         5,000
     Scott J. Stone*                                             -
                                                              ------
         Current directors who are not executive
            officers, as a group                              10,000

     Each other person who has received awards for more than
     -------------------------------------------------------
       five percent of the shares under the Incentive Plan:
       ----------------------------------------------------
     William K. Peck                                         355,661

         All employees, including current officers who
            are not executive officers, as a group         3,012,988
----------

* Nominee for election as a director.

     Copy of Plan. Stockholders entitled to vote at the Annual Meeting may obtain a copy of the Incentive Plan upon request to the Company, Attention:
General Counsel, 1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006.

     THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO AMEND THE COMPANY'S 1991 STOCK INCENTIVE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ISSUABLE THEREUNDER AND RECOMMENDS VOTING "FOR" THE ADOPTION OF THE PROPOSAL.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP served as the Company's independent certified public accountants for the fiscal year ended September 30, 1997, and has been engaged to continue to serve through the 1999 fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.


                 STOCKHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Any stockholder who intends to present a proposal for action at the Company's 1999 Annual Meeting of Stockholders and to have the Company include such proposal in its proxy soliciting materials pursuant to Rule 14a-8 under the Exchange Act must deliver a copy of the proposal to the Company not later than August 13, 1998. In addition, the Bylaws of the Company provide that only stockholder proposals submitted in a timely manner to the Secretary of the Company may be acted upon at an annual meeting of stockholders. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 30 calendar days prior to the date of the originally scheduled meeting; provided, however, that, if less than 40 calendar days' notice or prior public disclosure of the date of the scheduled meeting is given or made by the Company, notice by the stockholder to be timely must be so received not later than the close of business on the tenth calendar day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.


                                  OTHER MATTERS

     Management knows of no other matters to be voted upon at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote in their discretion upon such matters in accordance with their judgment.

     You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                       By Order of the Board of Directors,
                                       CHARLES N. WARREN
                                       Senior Vice President, General Counsel
                                       and Assistant Secretary

Arlington, Texas
December 12, 1997

                                      PROXY
                                D.R. HORTON, INC.
             1901 Ascension Blvd., Suite 100, Arlington, Texas 76006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby nominates, constitutes and appoints Donald R. Horton and David J. Keller, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each and hereby authorizes them to represent and to vote as designated on the reverse side of this card, all shares of Common Stock of D.R. Horton, Inc. (the "Company"), held of record by the undersigned at the close of business on December 10, 1997, at the Annual Meeting of Stockholders to be held on January 22, 1998, or any adjournment thereof.


                      PLEASE SIGN AND DATE ON REVERSE SIDE.

--------------------------------------------------------------------------------

A |X|Please mark your votes as in this example.

1. ELECTION                  FOR all nominees            WITHHOLD AUTHORITY
   OF                        listed at right             to vote for all
   DIRECTORS                 (except as marked to        nominees listed
                             the contrary below          at right
                                    [ ]                        [ ]

       Nominees: Donald R. Horton, Richard Beckwitt, Richard I. Galland, Richard L. Horton, Terrill J. Horton, David J. Keller, Francine I. Neff,
                     Scott J. Stone, and Donald J. Tomnitz

     (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

                                                FOR        AGAINST       ABSTAIN
2. A proposal to amend the Company's 1991       [ ]          [ ]           [ ]
   Stock  Incentive Plan, as amended,
   to increase the number of authorized shares of Common Stock, $0.01 par value, available for issuance thereunder from 3,969,041 shares to 6,000,000 shares.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

     The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. The undersigned acknowledges receipt of the notice of said annual meeting and the proxy statement accompanying said notice.

       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING
                             THE ENCLOSED ENVELOPE.

                                   Dated:                            199
                                         ---------------------------    ------


                                   -------------------------------------------
                                                  (Signature)


                                   -------------------------------------------
                                                  (Signature)


Note: Please sign exactly as names appear herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full titles as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               D. R. HORTON, INC.

                            1991 Stock Incentive Plan



     1. Purpose. The purpose of this Plan is to attract and retain directors, officers, key employees and other agents and consultants for D. R. Horton, Inc. (the "Company") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

     2. Definitions. As used in this Plan,

                "Appreciation Right" means a right granted pursuant to Paragraph 5 of this Plan.

                "Award" means an Appreciation Right, an Option Right, an award of Performance Shares, a Performance Unit or an award of Restricted Stock.

                "Board" means the Board of Directors of the Company.

                "Code" means the Internal Revenue Code of 1986, as in effect from time to time.

                "Committee" means the committee to which the Board has delegated its authority to administer this Plan pursuant to Paragraph 13 of this Plan.

                "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph 10 of this Plan.

                "Company Security" means any security (as that term is defined in Section 2(1) of the Securities Act of 1933) of the Company other than Common Stock.

                "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Units or Performance Shares or a grant or sale of Restricted Stock shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

                "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

                "Fair Market Value" means the value of any Company Security as determined by the Board in its sole discretion as of the date of any such determination.

                "Grant Price" means the price per share of Common Stock at which an Appreciation Right not granted in tandem with an Option Right is granted.

                "Management Objectives" means the objectives, if any, established by the Board that are to be achieved with respect to an Award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of the division, Subsidiary, department or function within the Company or a Subsidiary in which the Participant receiving the Award is employed or in other terms, and which shall relate to the Performance Period determined by the Board. The Board may adjust Management Objectives and any minimum acceptable level of achievement with respect to any Management Objectives if, in the sole judgment of the Board, events or transactions have occurred which are unrelated to the performance of the Participant and result in a distortion of the Management Objectives or such minimum acceptable level of achievement.

                "Market Value per Share" means, at any date, the closing sale price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal market in which the Common Stock is traded, or, if no market for the Common Stock exists, the price determined by the Board in its sole discretion at the time of any such determination.

                "Option Price" means the price per share payable on exercise of an Option Right.

                "Option Right" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 4 of this Plan.

                "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a director, officer, key employee, consultant or agent of the Company or any of its Subsidiaries, or who has agreed to commence serving in any such capacity within 90 days of the Date of Grant. Notwithstanding the foregoing, no non-employee director of the Company shall be eligible to receive any benefit under this Plan if he or she would thereby cease to be a "disinterested person" as that term is defined in Rule 16b-3.

                "Performance Period" means, in respect of an Award, a period of time established by the Board within which the Management Objectives relating to such Award are to be achieved.

                "Performance Shares" means shares of Common Stock granted pursuant to Paragraph 8 of this Plan.

                "Performance Unit" means a unit equivalent to $100 awarded pursuant to Paragraph 7 of this Plan.

                "Restricted Stock" means shares of Common Stock granted or sold pursuant to Paragraph 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to therein has expired.

                "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

                "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over (a) the Option Price provided for in the related Option Right or (b) if there is no tandem Option Right, the Grant Price provided for in the Appreciation Right, multiplied by the number of shares of Common Stock in respect of which the Appreciation Right is exercised.

                "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

     3. Shares Available Under Plan. The shares of Common Stock and any other Company Security which may be (a) sold upon the exercise of Option Rights, (b) delivered upon the exercise of Appreciation Rights, (c) granted or sold as Restricted Stock and released from substantial risks of forfeiture and restrictions on transfer thereof or (d) delivered in payment of any Performance Units or as Performance Shares (or in lieu thereof), shall not exceed in the aggregate 35,000 shares, subject to adjustment as provided in Paragraph 10 of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon exercise of any Appreciation Rights, there shall be deemed to have been delivered under this Plan for purposes of this Paragraph 3 the number of shares of Common Stock covered by the Appreciation Rights or the related Option Rights, regardless of whether such Appreciation Rights were paid in cash, Company Securities or shares of Common Stock. Subject to the provisions of the preceding sentence, any shares of Common Stock which are subject to Option Rights or Appreciation Rights or are awarded or sold as Restricted Stock that are terminated, unexercised, forfeited or surrendered or which expire for any reason will again be available for issuance under this Plan.

     4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase shares of Common Stock. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                (a) Each grant shall specify the number of shares of Common Stock to which it pertains.

                (b) Each grant shall specify the Option Price, which shall not be less than 50% of the Market Value per Share on the Date of Grant.

                (c) Each grant shall specify that the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock having an aggregate Market Value per Share at the time of exercise equal to the aggregate Option Price or (iii) by a combination of such methods of payment. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the exercise date of some or all of the shares to which such exercise relates.

                (d) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

                (e) Each grant shall specify the required period or periods of continuous service by the Participant with the Company or any Subsidiary and/or the Management Objectives to be achieved before the Option Rights or installments thereof will become exercisable.

                (f) Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Options Rights will be exercisable and may set forth a formula or other method for determining the number of Option Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Management Objectives.

                (g) Option Rights granted under this Plan may be (i) options which are intended to qualify under particular provisions of the Code,
        (ii) options which are not intended to so qualify or (iii) combinations of the foregoing.

                (h) No Option Right shall be exercisable more than ten years from the Date of Grant.

                (i) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to the Participant and containing such terms and provisions, consistent with this Plan, as the Board may approve.

     5. Appreciation Rights. The Board may also authorize the granting to any Participant of Appreciation Rights. Appreciation Rights may be granted in tandem with Option Rights or separate and apart from a grant of Option Rights. An Appreciation Right shall be a right of the Participant who has been granted such Award to receive from the Company upon exercise an amount which shall be determined by the Board at the Date of Grant and shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. An Appreciation Right granted in tandem with an Option Right may be exercised only by surrender of the related Option Right. Each grant of an Appreciation Right may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                (a) Each grant shall state whether it is made in tandem with Option Rights and, if not made in tandem with any Option Rights, shall specify the number of shares of Common Stock in respect of which it is made.

                (b) Each grant made in tandem with Option Rights shall specify the Option Price and each grant not made in tandem with Option Rights shall specify the Grant Price, which in either case shall not be less than 50% of the Market Value per Share on the Date of Grant.

                (c) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the Spread, (iii) Company Securities having an aggregate Fair Market Value equal to the Spread or (iv) any combination thereof, as determined by the Board in its sole discretion at the time of payment.

                (d) Any grant may specify that the amount payable on exercise of an Appreciation Right (valuing shares of Common Stock for this purpose at their Market Value per Share at the date of exercise and valuing Company Securities for this purpose at their Fair Market Value at the date of exercise) may not exceed a maximum specified by the Board at the Date of Grant.

                (e) Each grant shall specify the required period or periods of continuous service by the Participant with the Company or any Subsidiary and/or Management Objectives to be achieved before the Appreciation Rights or installments thereof will become exercisable, and shall provide that no Appreciation Right may be exercised except at a time when the Spread is positive and, with respect to any grant made in tandem with Option Rights, when the related Option Right is also exercisable.

                (f) Each grant the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of Management Objectives may specify a minimum level of achievement in respect of the specified Management Objectives below which no Appreciation Rights will be exercisable and may set forth a formula or other method for determining the number of Appreciation Rights that will be exercisable if performance is at or above such minimum but short of full achievement of the Management Objectives.

                (g) Each grant of an Appreciation Right shall be evidenced by a notification executed on behalf of the Company by any officer and delivered to and accepted by the Participant receiving the grant, which notification shall describe such Appreciation Right, identify any Option Right granted in tandem with such Appreciation Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     6. Restricted Stock. The Board may also authorize the granting or sale to Participants of Restricted Stock. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                (a) Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

                (c) Each such grant or sale shall provide that the shares of Restricted Stock covered by such grant or sale shall be subject, for a period to be determined by the Board at the Date of Grant, to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code and the regulations of the Internal Revenue Service thereunder.

                (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock shall be prohibited or restricted in a manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limiting the generality of the foregoing, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

                (e) Each grant or sale of Restricted Stock shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

     7. Performance Units. The Board may also authorize the granting of Performance Units which will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                (a) Each grant shall specify the number of Performance Units to which it pertains.

                (b) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

                (c) Each grant shall specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no payment will be made and may set forth a formula or other method for determining the amount of the payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

                (d) Each grant shall specify the time and manner of payment of Performance Units which have become payable, which payment may be made in (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the aggregate value of the Performance Units which have become payable, (iii) Company Securities having an aggregate Fair Market Value equal to the aggregate value of the Performance Units which have become payable or (iv) any combination thereof, as determined by the Board in its sole discretion at the time of payment.

                (e) Each grant of a Performance Unit shall be evidenced by a notification executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which notification shall describe the Performance Units, state that such Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     8. Performance Shares. The Board may also authorize the granting to Participants of Performance Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                (a) Each grant shall specify the number of Performance Shares to which it pertains.

                (b) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

                (c) Each grant shall specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no delivery of Performance Shares will occur and may set forth a formula or other method for determining the number of Performance Shares to be delivered if performance is at or above such minimum but short of full achievement of the Management Objectives.

                (d) Each grant shall specify the time and manner of delivery of Performance Shares which have been earned, provided that in lieu of the delivery of all or any Performance Shares, the Participant may receive
        (i) cash in an amount equal to the aggregate Market Value per Share of the Performance Shares, (ii) Company Securities having an aggregate Fair Market Value equal to the aggregate Market Value per Share of the Performance Shares or (iii) any combination thereof, as determined by the Board in its sole discretion at the time of payment.

                (e) Each grant of Performance Shares shall be evidenced by a notification executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which notification shall state that such Performance Shares are subject to all the terms and conditions of this Plan and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     9. Transferability. No Option Right, Appreciation Right, Performance Unit that has not become payable or Performance Share that has not been delivered shall be transferable by a Participant other than by will or the laws of descent and distribution. Option Rights or Appreciation Rights shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

     10. Adjustments. The Board may make or provide for such adjustments in the maximum number of shares specified in Paragraph 3 of this Plan, in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, awards of Restricted Stock, awards of Performance Units and awards of Performance Shares granted hereunder, and/or in the Option Price or Grant Price applicable to such Option Rights and Appreciation Rights, as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

     11. Fractional Shares. The Company shall not be required to issue any fractional share of Common Stock or of any Company Security pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     12. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements in the discretion of the Board may include relinquishment of a portion of such benefit.

     13.  Administration of the Plan.

                (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of not less than two non-employee directors appointed by the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (the "Committee). To the extent of such delegation, references herein to the "Board" shall include the Committee. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

                (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board or the Committee shall be liable for any such action or determination made in good faith.

     14.  Amendments,  Etc.

                (a) This Plan may be amended from time to time by the Board but may not be amended by the Board without further approval by the stockholders of the Company if such amendment would result in this Plan no longer satisfying the requirements of Rule 16b-3.

                (b) The Board may, with the concurrence of the affected Participant, cancel any agreement evidencing any Award granted under this Plan. In the event of such cancellation, the Board may authorize the granting of new Awards (which may or may not cover the same number of shares or units which had been the subject of the prior Award) in such manner, at such price and subject to the same terms, conditions and discretions as would have been applicable under this Plan had the cancelled Awards not been granted.

                (c) In case of termination of employment by reason of death, disability or retirement under a retirement plan of the Company or a Subsidiary of an Optionee who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Performance Units which have not become fully payable or any Performance Shares that have not been delivered, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time at which such
        Performance Units will be deemed to have become fully payable or Performance Shares will be delivered.

                (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

                               D. R. HORTON, INC.
                            1991 STOCK INCENTIVE PLAN

                                 Amendment No. 1

     The D.R. Horton, Inc. 1991 Stock Incentive Plan (the "Plan") was amended by the Board of Directors and stockholders of the Company in the following respects:

        Section 3.  Shares Available Under Plan.

        Section 3 was amended to read in its entirety as follows:

                "3. Shares Available Under Plan.  The shares of Common Stock and any other Company Security which may be (a) sold upon the exercise of Option Rights, (b) delivered upon the exercise of Appreciation Rights,
        (c) granted or sold as Restricted Stock  and  released  from substantial risks of forfeiture and restrictions on transfer thereof or (d) delivered in payment of any Performance Units or as Performance Shares (or in lieu thereof), shall not exceed in the aggregate 52,500 shares, subject to adjustment as provided in Paragraph 10 of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon exercise of any Appreciation Rights, there shall be deemed to have been delivered under this Plan for purposes of this Paragraph 3 the number of shares of Common Stock covered by the Appreciation Rights or the related Option Rights, regardless of whether such Appreciation Rights were paid in cash, Company Securities or shares of Common Stock. Subject to the provisions of the preceding sentence, any shares of Common Stock which are subject to Option Rights or Appreciation Rights or are awarded or sold as Restricted Stock that are terminated, unexercised, forfeited or surrendered or which expire for any reason will again be available for issuance under this Plan."



October 1, 1991

                               D. R. HORTON, INC.
                            1991 STOCK INCENTIVE PLAN

                                 Amendment No. 2

     On March 18, 1992, the Board of Directors of the Company adopted a 30-for-1 stock split of its outstanding Common Stock. To give effect to such stock split, the Board of Directors amended the D.R. Horton, Inc. 1991 Stock Incentive Plan (the "Plan") in the following respects:

        Section 3.  Shares Available Under Plan.

        Section 3 was amended to read in its entirety as follows:

                "3. Shares Available Under Plan. The shares of Common Stock and any other Company Security which may be (a) sold upon the exercise of Option Rights, (b) delivered upon the exercise of Appreciation Rights,
        (c) granted or sold as Restricted Stock and released from substantial risks of forfeiture and restrictions on transfer thereof or (d) delivered in payment of any Performance Units or as Performance Shares (or in lieu thereof), shall not exceed in the aggregate 1,575,000 shares, subject to adjustment as provided in Paragraph 10 of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon exercise of any Appreciation Rights, there shall be deemed to have been delivered under this Plan for purposes of this Paragraph 3 the number of shares of Common Stock covered by the Appreciation Rights or the related Option Rights, regardless of whether such Appreciation Rights were paid in cash, Company Securities or shares of Common Stock. Subject to the provisions of the preceding sentence, any shares of Common Stock which are subject to Option Rights or Appreciation Rights or are awarded or sold as Restricted Stock that are terminated, unexercised, forfeited or surrendered or which expire for any reason will again be available for issuance under this Plan."

This Amendment supersedes Amendment No. 1 to the Plan, dated
October 1, 1991.



March 18, 1992

                               D. R. HORTON, INC.
                            1991 STOCK INCENTIVE PLAN

                                 Amendment No. 3



     The D.R. Horton, Inc. 1991 Stock Incentive Plan (the "Plan") was amended by the Board of Directors of the Company on July 23, 1992, in the following respects:

        Section 2.  Definitions.

        Section 2 was amended to read in its entirety as follows:

                  "Subsidiary" means any corporation, trust, joint venture, partnership or other unincorporated entity in which, at the time, the Company owns or controls, directly or indirectly, (i) in the case of a corporation, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation, or (ii) in the case of a trust, joint venture, partnership or other unincorp-orated entity, not less than 50% of the beneficial interest of such entity.



July 23, 1992

                                D.R. HORTON, INC.
                            1991 STOCK INCENTIVE PLAN

                                 Amendment No. 4

     The D.R. Horton, Inc. 1991 Stock Incentive Plan, as amended (the "Plan"), was amended by the Board of Directors of the Company on November 17, 1994, in the following respects:

        1. The definition of "Market Value per Share" contained in Paragraph 2 of the Plan is hereby amended to read in its entirety as follows:

                "'Market Value per Share' means, at any date, the average of the inside bid and asked price of the Common Stock at the close of trading on that date in the principal market in which the Common Stock is traded, or, if no market for the Common Stock exists, the price determined by the Board in its sole discretion at the time of any such determination."

        2. The definition of "Performance Unit" contained in Paragraph 2 of the Plan is hereby amended to read in its entirety as follows:

                "'Performance Unit' means a unit of a specified dollar amount established by the Board and awarded pursuant to Paragraph 7 of this Plan."

        3. Paragraph 13 of the Plan is hereby amended by adding thereto a new subparagraph (c) which shall read in its entirety as follows:

                "(c) Notwithstanding any other provision of this Plan, this Plan may be administered by the Chairman of the Board and President of the Company with respect to matters relating solely to Participants who are not subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, and any references to the 'Board' or the 'Committee', as the case may be, shall include the Chairman of the Board and President; provided, however, that no such authority shall be deemed to have been granted hereunder to the extent that any such grant shall cause the disqualification of this Plan from reliance on the exemption provided by Rule 16b-3."

        4. In all other respects, the Plan as previously approved is hereby ratified and confirmed.



November 17, 1994

                                D.R. HORTON, INC.
                            1991 STOCK INCENTIVE PLAN



                                 Amendment No. 5



     The D.R. Horton, Inc. 1991 Stock Incentive Plan, as amended (the "Plan"), was amended by the Board of Directors of the Company on November 16, 1995, in the following respects:

        1. The first sentence of Paragraph 3 of the Plan is hereby amended to read in its entirety as follows:

                "The shares of Common Stock and any other Company Security which may be (a) sold upon the exercise of Option Rights, (b) delivered upon the exercise of Appreciation Rights, (c) granted or sold as Restricted Stock and released from substantial risks of forfeiture and restrictions on transfer thereof or (d) delivered in payment of any Performance Units or as Performance Shares (or in lieu thereof), shall not exceed in the aggregate 3,675,038 shares, subject to adjustment as provided in Paragraph 10 of this Plan."

        2. In all other respects, the Plan as previously approved is hereby ratified and confirmed.



November 16, 1995

                                D.R. HORTON, INC.
                            1991 STOCK INCENTIVE PLAN



                                 Amendment No. 6



     The D.R. Horton, Inc. 1991 Stock Incentive Plan, as amended (the "Plan"), was amended by the Board of Directors of the Company on November 18, 1997, in the following respects:

        1. The first sentence of Paragraph 3 of the Plan is hereby amended to read in its entirety as follows:

                The shares of Common Stock and any other Company Security which may be (a) sold upon the exercise of Option Rights, (b) delivered upon the exercise of Appreciation Rights, (c) granted or sold as Restricted Stock and released from substantial risks of forfeiture and restrictions on transfer thereof or (d) delivered in payment of any Performance Units or as Performance Shares (or in lieu thereof), shall not exceed in the aggregate 6,000,000 shares, subject to adjustment as provided in Paragraph 10 of this Plan.

        2. In all other respects, the Plan as previously approved is hereby ratified and confirmed.



November 18, 1997